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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2005


                            THE BON-TON STORES, INC.
              ---------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


  Pennsylvania                       0-19517                       23-2835229
----------------------        --------------------          --------------------
  (State or Other               (Commission File                (I.R.S. Employer
  Jurisdiction of                    Number)                 Identification No.)
  Incorporation)

       2801 E. Market Street
         York, Pennsylvania                                            17402
------------------------------------------                     -----------------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 24, 2004, The Bon-Ton Stores, Inc. (the "Company") appointed Byron L. Bergren as the Company's President and Chief Executive Officer, and the Company's Board of Directors elected Mr. Bergren as a Director. Mr. Bergren's employment agreement commenced August 24, 2004 and continues through January 31, 2008. On March 15, 2005, the Company's Board of Directors approved an increase to Mr. Bergren's annual base salary, as defined by the employment agreement, from $700,000 to $750,000 effective from May 1, 2005 through January 31, 2008. In addition, the Company's Board of Directors approved a bonus payable to Mr. Bergren of $247,143 for the fiscal year ended January 29, 2005, with $222,143 calculated in accordance with Mr. Bergren's employment agreement and $25,000 representing an additional performance bonus.

      On March 15, 2005, the Company's Board of Directors approved a bonus payable of $845,025 to Tim Grumbacher, Chairman of the Board of Directors, for the fiscal year ended January 29, 2005. Of this amount, $350,025 represents an annual bonus calculation and $495,000 represents achievement of certain specified integration synergies.

      On March 15, 2005, the Company's Board of Directors approved a bonus payable of $149,900 to James H. Baireuther, Vice Chairman, Chief Administrative Officer and Chief Financial Officer, for the fiscal year ended January 29, 2005. Of this amount, $114,900 represents an annual bonus calculation and $35,000 represents achievement of certain specified integration objectives.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The Bon-Ton Stores, Inc.

                                  By: /s/ Keith E. Plowman
                                      ----------------------------------------
                                        Keith E. Plowman
                                        Senior Vice President, Finance
                                        and Principal Accounting Officer

Dated: March 21, 2005